Exhibit 10.34

Joint Venture Contract

This Joint Venture Contract (hereinafter referred to as "the Contract") was signed by the following parties on Jan___ 2005:

(a) Sino Silver Corp., incorporated according to the laws of the Nevada of U.S.A (hereinafter referred to as "SSC")

(b) Sanhe Sino-Top Resources & Technologies, Ltd, incorporated according to the laws of P.R. China (hereinafter referred to as "Sino-Top")

(c) The existing shareholders of Sino-Top (hereinafter referred to as "Sino-Top Shareholders")

Based on the commitment and the terms of the Memorandum of Understanding signed by SSC and Sino-Top on Nov 27th, 2004 (hereinafter referred to as “Memorandum”), in the principles of equality and mutual benefits, through friendly discussions and according to Chinese-foreign Equity Joint Venture Law of P.R. China and other rules and regulations, the parties have agreed to establish the equity joint venture Sino-Top through registered capital increase and share transfer. There this Contract is executed.

Article 1
Parties to the Contract

1.1 The parties of this contract as follows:

(a) Sino Silver Corp.
Address: 555 Burrard Street, Suite 900, Vancouver B.C. V7X 1M8 Canada
Legal representative: Ian Park
Title: President
Nationality: Canadian

(b) Sanhe Sino-Top Resources & Technologies, Ltd. Address: North Jingha Road 45, Yanjiao Economic Development Zone, Sanhe City, Hebei Province, China Legal representative: Duan Huanchun Title: Chairman Nationality: Chinese

(c) Sino-Top Shareholders

ZHOU LIN a citizen of People’s Republic of China; ID number: 132821196411020529 and holds 78% equity share of Sanhe Sino-Top Resources & Technologies Ltd.

2. DUAN HUANCHUN a citizen of People’s Republic of China; ID number: 131082196612010819 and holds 12% equity share of Sino-Top

3. SHI ZHONGMEI a citizen of People’s Republic of China; ID number: 132821196410270526 and holds 4% equity share of Sino-Top

4. ZHANG HONGLIANG a citizen of People’s Republic of China; ID number: 132821560916053 and holds 2% equity share of Sino-Top

5. YANG WEN a citizen of People’s Republic of China; ID number: 132821581225051 and holds 2% equity share of Sino-Top

6. YANG GUOFU a citizen of People’s Republic of China: ID number: 132821370427051 and holds 2% equity share of Sino-Top

Article 2
Establishment of the Joint Venture

2.1

Sino-Top shareholders established the company according the laws of P. R. China and based on the original shareholders agreement. When this Contract enters into force through the approval by the Chinese government’s approving departments (the "Approving Authorities"), the original shareholders agreement shall be terminated automatically.

2.2	Name of the company: Sanhe Sino-Top Resources & Technologies, Ltd.

2.3

Registered in P. R. China, the company is a corporation established under the laws of P. R .China. All activities of the company shall come within the jurisdiction of the laws, decrees, regulations, and regulations of P.R. China and interpreted according to the laws, decrees, regulations, and regulations of P.R. China.

2.4

The Company shall be a limited liability company. Each party shall assume discharge responsibility to the company to the extent of the amount of the shareholder’s capital contribution. All of the liabilities of the company shall be discharged by the assets of the company.

Article 3
Purpose and Business Scope

3.1	The purpose of the company is to strengthen the economic co-operation and technical exchange between the People's Republic of China and the United States of America and in accordance with this Contract to utilize the technology and appropriate scientific operational and management methods to improve the competitive ability of the company in the international market so as to achieve beneficial results for the company and all parties to the joint venture.

3.2	The business scope of the company shall be exploring and developing copper, lead, zinc, silver, gold and associated poly-metallic ores, and sales of developed products.

Article 4
The Registered Capital and Total Investment of the company

4.1	The registered capital and total Investment of the company shall be 1,120,000.00 US Dollars.

4.2	Contributions to registered capital shall be comprised of:

(a) US$ 120,000.00 already contributed by the original shareholders to the Company in accordance with their original shareholder agreement; and

(b) Sino Silver Corp.’s contribution of an aggregate of US$1 million to the Company shall be made by way of cash..

4.3	The contributions to be made by Sino Silver Corp. shall be made as follows:

(a) US$500,000 within 60 days of the issuance of the new Business License by the competent administration of industry and commerce, and the US$100,000 which has deposited into the third party monitoring accounts according the memorandum shall be included in the US$500,000.

(b) Investing US$250,000 within one year of the issuance of the new Business License by the competent administration of industry

(c) Investing US$250,000 within two year of the issuance of the new Business License by the competent administration of industry and commerce.

4.4

According to the assessment of a Chinese asset evaluation agency, by December 31st , 2004, the company's net assets are RMB4.62 million yuan, which is equivalent to US$666,700. In consideration of the contribution and work done by the original shareholders of the Company, each party agrees that the shareholding structure shall be as follows:

Sino Silver Corp. 60%

Sino-Top Shareholders 40%

After the dilution, each of the Sino-Top Shareholders’ shares of the Company shall be as follows: ZHOU LIN 31.2% DUAN HUANCHUN 4.8% SHI ZHONGMEI 1.6%

ZHANG HONGLIANG 0.8% YANG WEN 0.8% YANG GUOFU 0.8%

4.5

The obligation of Sino Silver Corp. to make its contribution as described in 4.3 above to the registered capital of the Company shall not arise until each of the following conditions has been fulfilled:

(a) The Joint Venture Contract and the Articles of Association have been approved by the Approving Authorities.

(b) The business license has been re-issued by the competent administration of industry and commerce (Hereinafter referred to as " business license ")

4.6

After Sino Silver Corp.’s contribution to the registered capital as set out in Article 10 above has been made in full,an accounting firm registered in the People's Republic of China (as approved by Sino Silver Corp.) shall verify the resulting total contribution of Sino Silver Corp. and issue a contribution verification report. Upon receipt of the report the Company shall issue the investment certificate to Sino Silver Corp., signed by the Chairman of the Board confirming the amount of contribution by Sino Silver Corp. and such other details as may be required by the laws of the People's Republic of China.

Article 5
Responsibilities of Parties

5.1	In addition to the obligations and responsibilities stated in the other articles of the Contract, SSC has the following responsibilities:

(a) Making its capital contributions to the Company in accordance with the relevant provisions of the Contract.

(b) Implementing any other matters commissioned by the company and accepted by SSC.

5.2	In addition to the other obligations and responsibilities stated in the articles of this Contract, the Sino-Top Shareholders have the following responsibilities:

(a) going through the procedures for the approval of this Contract, registration and application for a business license.

(b) Implementing any other matters commissioned by the company and accepted by the Sino-Top shareholders.

Article 6
Representations and Warrants

6.1	SCC hereby represents and warrants to Sino-Top and the related parties as follows:

(a) SSC was incorporated in accordance with the laws of the State of Nevada, United States and is in good standing;

(b) SSC has the power and authority to execute and deliver this Contract and to implement the obligations under the Contract;

(c) The signing of this Contract has been authorized by SSC;

(d) The signing of this Contract is not in violation of the company’s articles of association, rules or any other signed agreements of SSC;

(e) This contract is signed and submitted by SSC.

(f) SCC has fulfilled the company reporting obligations to the Securities and Exchange Commission of U.S.A. and all its reports are accurate, objective, and non-misleading.

6.2	Sino-Top and the Sino-Top shareholders represent and warrant to SCC as follows:

(a) Sino-Top was incorporated in accordance with the laws of P. R. China and is in good standing;

(b) Sino-Top has the power and authority to execute and deliver this Contract and to implement the obligations under this Contract. The signing of this Contract is not in violation of the articles of association documents of Sino-Top or any other signed agreements.

(c) 100% of the shares belong to the shareholders listed in the annex 6.2(vi) before the company obtains the new business license.

(d) All the necessary government approvals for the establishment of this joint venture (including, but not limited to approvals by the Ministry of Land and Resources departments) are list in the annex 6.2(vii) . All approvals can be obtained in accordance with the law.

(e) There are no actions, suits, claims, investigations or legal, administrative or arbitration proceedings pending or threatened against Sino-Top.

(f) The 2004 annual financial statements (“Sino-Top statements") up to December 31, 2004 of Sino-Top were listed in the annex 6.2(viii) . The Sino-Top statements have showed the financial situation at that time and the operational status in that period. Sino-Top shall submit to SSC the audited financial statements (the "Audit Statements") up to December 31, 2004. The Audit Statements shall be completed by a National Certified Accounting Firm following the universal accounting rules, and all such auditing cost shall be born by SSC.

(g) Other than the liabilities recorded on audited financial statements and the liabilities occurred in the process of the normal commercial activities after December 31, 2004 , Sino-Top has no other liabilities. Sino-Top has prepared all tax statements accurately and timely, and paid all taxes request by the taxation authorities.

(h) All the lease or rental agreements under the name of Sino-Top have been listed in Annex 6. 2 (x i); Sino-Top has not violated any significant obligation under the obligations of the lease. All contracts signed by Sino-Top have been listed in the annex 6. 2 (xiv), including but not limited to those written or verbal contracts which involve the mining right matters under this contract. These contracts were legitimate, effective, binding and enforceable; there was no breach of contract or non-performance of contract occurred in Sino-Top. Sino-Top has the exclusive exploration rights (“mineral rights”) described in the annex 6.2(xvi), without the involvement of any forms of third party interests.

(i) Sino-Top has ownership of its mineral rights and assets and the right to dispose them, including but not limited to, all assets listed in the audited financial statements and the assets purchased after December 31, 2004. There are not any forms of third party claims over these assets.

(j) Sino-Top is effectively in possession of or holds all necessary qualifications and licenses for the purpose of business operations; the business developed and/or being developed by Sino-Top is accordant with the qualification license requirements.

(k) Sino-Top has not engaged in any transaction other than normal commercial activities since December 31, 2004 and has not signed any contract requiring the payment of more than US$5,000 (in the aggregate), nor has it granted any license or sublicense of any of its mineral rights. Sino-Top has taken such action as is necessary to preserve and maintain all such mineral rights.

(l) Before SSC fulfills its capital contribution obligations, Sino-Top shall submit the following documents which shall be signed by its general manager or executive president: The documents that prove the representations and warrants are true and free of error; the documents that prove Sino-Top has fulfilled the obligations that shall be implemented before the contributions of SCC; the documents that prove there is no any material deterioration of the mineral rights, assets or operations, and no adverse legal or judicial documents about the mineral rights, assets or operations of Sino-Top; the duplicate of the company’s new business license; shareholders or board resolutions consenting to setting up the joint venture with SSC through capital increase; the documents that are signed by the company secretary to witness that the relevant ratification documents of the authorities are be true, accurate and complete.

(m) After signing this Contract and before SSC fulfills its capital contribution obligations, SSC has the right to conduct due diligence investigation over the assets, mineral rights, accounting books, records, operations and financial status and audit the financial reports of Sino-Top (“due diligence”). Sino-Top and its managers, employees and agents shall assist the SSC and its representatives (including their lawyers, accountants and consultants) to implement such investigation and provide all reasonably requested information. Sino-Top shall be in full compliance with the requirements of due diligence investigation, including but not limited to, providing SSC with all geological and technical information, and maps and survey information. Sino-Top shall prepare and submit to SSC the requested geological reports. Sino-Top and its shareholders should ensure the authenticity of the relevant information provided and sign the certifying docoments.

(n) After signing this Contract and before SSC fulfills its capital contribution obligations, neither Sino-Top nor its shareholders are allowed to conduct or to be encourage by other party to carry out any consultations or negotiations with third party regarding asset (including mineral rights) disposal and share transfer of Sino-Top shareholders, and shall not comply with any third party requests on these matters. Sino-Top and its shareholders shall notify the SSC immediately of any attempts from a third party to conduct discussions, consultations and negotiations about Sino-Top’s assets or the shareholders’ equity.

Article 7
Board of Directors

7.1

The board of directors is composed of 5 directors, of which 3 shall be appointed by SSC, 2 by major shareholders of Sino-Top (its definition follows). The name list of directors is in Appendix 7.1. In the event a member appointed by a party resigns, or is removed by the party that appointed him, such party shall designate his successor. The term of office for the directors is three years in principle; a director can only be removed by the appointing party. During the term of office, unless in cases of resignation, misfeasance, malfeasance, or other misconduct that prevents the director to perform, any change of the directors appointed by SSC or the major shareholders of Sino-Top shall be made with prior consent from the other party. All parties to this Contract shall vote about their shareholders’ rights by ballots, in written form or other forms that are stipulated by laws and regulations or this Contract.

7.2

The Board shall be the highest authority of the Company. It shall make decisions on all major issues regarding the Company. The Board appoints the general manager, whose responsibility is to implement the resolutions of the Board and manage the daily operations of the company. The vice general manager shall assist the general manager.

7.3	The board meetings shall be held in P. R. China or outside P. R. China, with 5 days notice in face or in other forms.

7.4	The Board meetings shall be presided by the attending chairman or another director decided by the Board.

7.5

Unless otherwise stipulated by the law, the board resolutions shall be adopted through a majority vote of the board. Unless otherwise stipulated by this Contract or the law, the resolutions adopted through a majority vote of the board shall represent the board. The board meetings can be held in the form of telephone conference.

7.6	Any matters that need to be resolved by a board meeting can be resolved through written consent of a majority of board members.

7.7	Among other things, the board shall have the power and authority to

(a) Establish bank accounts with financial institutions in China and abroad;

(b) Designate required signatories on checks and for wire transfers (at least two signatures are required for transactions in excess of US$1,000);

(c) Authorize the execution and delivery of contracts with companies organized in China and all other jurisdictions, or ventures with such companies, in order to, among other things, explore and develop mining properites;

(d) Distribute cash or other assets from time to time to each owner of equity interests in the Company in proportion to such owner's equity interest in the Company;

7.8	The Board shall hold meetings on the first working day of each month to decide future budget and review past operations. Budgeting shall take into consideration the following:

(a) Evaluation of capital costs for exploration or exploitation of mining properties;

(b) Evaluation of all major capital expenditures of equipment, machinery and related items (including contingencies) which are necessary for commercial production;

(c) Estimation of all other major direct and indirect costs required for production and overhead costs;

(d) Schedule of capital requirements.

7.9	Any expenditure in excess of US$ 2,500 shall be approved by the Board in advance.

7.10

For at least one year since the effective date of this Contract, Sino-Top and the Sino-Top shareholders shall urge Mr. Chen Xiangping to invest sufficient amount of time to promote the company's operations in China in accordance with the requirements of the Board.

Article 8
Conditions of Sino-Top for Fulfilling its Obligations

8.1

The conditions of Sino-Top for fulfilling its obligations: from the signing of this contract to the date of capital contributions by SSC, the following conditions are sufficed (any of the following conditions can be fully or partially abnegated by Sino-Top in written form): the representations and warrants of SSC in the Contract are true and correct; SCC has fulfilled and complied with all its obligations that shall be fulfilled and complied prior to the capital contribution date which is requested by this contract; SCC shall have delivered to Sino-Top a certificate, dated as of its capital contributions, duly signed by Sino-Top’s general manager or executive president, certifying that such representations and warrants are true and correct and that all such obligations have been performed and complied with.

Article 9
Equity Management

9.1

Except as may be otherwise provided herein, each party hereto agrees that it will not, directly or indirectly, exchange, sell, pledge, mortgage, transfer, encumber, give, assign or in any manner whatsoever dispose or attempt to dispose of, any interest in the company that it owns, without the written consent of Sino-Top Shareholders holding at least a majority of the equity interests of the company held by all Sino-Top Shareholders (the “Majority Sino-Top Shareholders”) and SSC.

9.2

Upon the prior written consent of the Majority Sino-Top Shareholders and SCC, a person or entity may become a holder of an equity interest in the company either through a transfer of Interests pursuant to Article 9.1 above, or through the issuance by the company of additional Interests for such consideration as the Board may determine. However, as a condition precedent to owning an Interest in the company, such person or entity must execute a counterpart to the Joint Venture Contract in a form acceptable to the Board and agree to be bound by all of the terms and provisions of this Contract.

Article 10
Additional Capital Contributions

10.1

No party shall be obligated to make any additional capital contributions to the Company. Each party, pro rata in proportion to each party's equity interest in the Company, may, but shall not be obligated to, make additional capital contributions to the Company at such time and in such amounts that the Board determines to be necessary, appropriate or desirable. However, without the prior written consent of the Majority Sino-Top Shareholders, additional capital contributions cannot be made which would reduce the equity interests of all Sino-Top Shareholders below thirty percent (30%). Notwithstanding any provision in this Contract to the contrary, before the seven mineral properties listed in the annex B are transferred to the company in accordance with this Contact, SSC’s equity interest in the Company may not be reduced below sixty percent (60%) without its prior written consent

Article 11
Finance and Accounting

11.1

The Company shall establish a financial accounting system in accordance with the accounting law and the related financial and accounting regulations of P. R. China and take into consideration the situation of the Company.

11.2

The Company shall apply international practiced accounting method. All vouchers, receipts, statistic statements and reports shall be written in Chinese and financial reports shall be written in both Chinese and English.

11.3

The financial year of the company shall be from January 1 to December 31. The Company shall use RMB as its standard bookkeeping currency for its financial records. In case of cash, bank deposit, other monetary claims, claim or expense, or expenditure of the Company differs from the standard bookkeeping currency of the Company, the actual currency transaction shall also be recorded.

11.4

The company should engage a Chinese national certified accounting firm or another accounting firm registered in China which is acceptable to SSC to audit and produce the auditing report in accordance with the Accounting Law and the relevant accounting rules of P. R. China.

11.5	Profit distribution. The profit shall be distributed according to the following principles after paying the corporate income tax in accordance with the joint venture enterprise income tax law of PRC:

(a) Allocating the reserve fund, the staff bonus and welfare fund, and the corporate development fund (the “Three Funds”) in accordance with the ratio determined by the Board.

(b) After the allocation of the Three Funds, the distributable profit shall be distributed to parties in accordance with the share percentage.

Article 12
Duration of the Joint Venture

12.1

The JV term shall be 20 years, which commence on the date on which its business license is duly issued and end on the date of expiration or the date which the Company is resolved by both Parties to be dissolved.

Article 13
Dissolution

13.1

With the consent of SSC and the Majority Sino-Top shareholders, the joint venture may be dissolved in accordance with Foreign Joint Venture Law and relevant rules and regulations of People’s Republic of China.

13.2

In the event of dissolution of the Company for any reason, the Board shall start to terminate business activities and liquidate company asset. The Board shall prepare a plan, method or procedure for the orderly winding up of the Company. Any proceeds from liquidation, together with any assets which the Board determines to distribute in kind, shall be applied in the following order:

(a) First, to the expenses of liquidation and the debts of the Company, including debts of the Company to any of the parties hereto;

(b) Second, to a reserve established by the Board for any contingent or unforeseen liabilities or obligations of the Company or in connection with its dissolution and liquidation. Such reserves shall be held for so long as the Board deems advisable and thereafter shall be distributed in accordance with 13.2 (c) below:

(c) Third, to all the holders of equity interests in the Company pro rata in proportion to their equity ownership.

Article 14
Other Agreements

14.1	Sino-Top agrees that from the date of signature of this contract to the date of capital contributions of SSC:

(a) Sino-Top shall only operate normally and shall not have any other transactions;

(b) Without the prior consent of SSC, Sino-Top shall not sign any agreement with the payment obligation exceeding US$1,000.00;

(c) Sino-Top shall take all necessary measures to proserve and maintain all the mining and exploration rights;

(d) Sino-Top shall maintain the integrity of its operations, business relationships, mineral rights and assets.

14.2

From the date of signature of this contract to the date of capital contributions of SSC, Sino-Top and its shareholders shall (and also urge the Sino-Top directors, managers, employees, auditors, lawyers and agents) in any reasonable time, provide SSC and its managers, employees, auditors, lawyers and agents with reasonable convenience, accounting books and records, and financial, operational and other information upon request.

14.3

If the occurrence or non-occurrence of any event makes any of Sino-Top’s representations and warrants incorrect or inaccurate or makes it unable for any provisions or commitments of this Contract to be implemented, Sino-Top shall forthwith inform SSC in writing.

14.4

Unless it is required by the law, permitted or clearly prescribed in this Contract, before the date of capital contributions of SSC, without the consent of the other party, any party or its associates, employees, agents or representatives (except lawyers, accountants, or other professional consultants involved in the completion of the transaction, and except for the necessary information release to suffice the preconditions of the transaction) shall not divulge to any third party this Contract, this matter or any of its provisions.

Article 15
Indemnification

15.1

For any time after this contract is signed, Sino-Top agrees to be responsible for indemnifying SSC or protecting SSC from liabilities and losses including but not limited to reasonable lawyer’s fees (altogether called “reparable losses”) which are due to the following: if any appendix and annex of this contract provided by Sino-Top or the Sino-Top Shareholders, any document or notice provided by Sino-Top or Sino-Top Shareholders constitutes breach of contract, is incorrect, contradicts the representations and warrants or other activities that breach this contract.

15.1

For any time after this contract is signed, SSC agrees to be responsible for indemnifying Sino-Top or protecting it from liabilities and losses including but not limited to reasonable lawyer’s fees (altogether called “reparable losses”) which are due to the following: if any appendix and annex of this contract provided by SSC, any document or notice provided by SSC constitutes breach of contract, is incorrect, contradicts the representations and warrants or other activities that breach this contract.

15.3

The representations and warrants of any party in this contract shall remain valid after the Joint Venture is set up. No matter what facts are discovered by any party through investigation, each party has the right to use the representations and warrants of the other party or the other documents it submitted as the basis for contract implementation. Each representation and warrant in this contract is independent from the other representations and warrants.

15.4

Any party’s right to be indemnified due to the other party’s breach of its representations and warrants or obligations within this contract, and the party’s right to other remedies, shall not be affected by the result of its investigation. Even if any party gives up any condition based on the correct representations and warrants of the other party and the complete fulfillment of the obligations by the other party, the party’s right to indemnification or other remedies relating to the said representations and warrants shall not be affected.

Article 16
Contract Amendment

16.1	With the written consent of SSC and the Majority Sino-Top Shareholders, this contract can be amended or adjusted.

Article 17
Settlement of Disputes

17.1	The interpretation and execution of this Contract shall be governed by the relevant laws of the People's Republic of China.

17.2

Any disputes arising from the execution of, or in connection with, the contract shall be settled through friendly consultations between parties. In case no settlement can be reached through consultations, the disputes shall be submitted to for arbitration. The arbitration shall be in Hong Kong and the arbitration institution shall be Hong Kong International Arbitration Center and the procedure and rules of Hong Kong International Arbitration Center shall apply. The arbitration language shall be English. The arbitration fees shall be born by the losing party in accordance with the arbitration of the arbitrator.

Article 18
Notification

18.1

All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail, guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail or guaranteed overnight delivery, to the following addresses and fax numbers (or to such other addresses or fax numbers which such party shall designate in writing to the other party):

if to the Sino-Top:	Sanhe Sino-Top Resources and Technologies, LTD. North Jingha Road 45, Yanjiao Economic Development Zone, Sanhe City Hebei Province, 065201, P.R. China Attn: Mr. Duan Huanchun Fax: 86-10-61597354

if to the SSC:	Sino Silver Corp.
555 Burrard Street
Suite 900
Vancouver BC V7X 1M8

Attention: Ian Park Fax:

Notice shall be deemed given on the date sent if sent by facsimile transmission and on the date delivered if sent by overnight delivery or certified or registered mail.

Article 19
Other Matters

19.1	Before the date of capital contributions by SSC, this Contract can be terminated in the following mode

(a) All parties agree in writing to terminate this contract;

(b) If Sino-Top severely breaches this contract and does not rectify after being notified by SSC and given the opportunity to rectify, SSC shall have the right to terminate this contract.

(c) If SSC severely breaches this contract and does not rectify after being notified by Sino-Top and given the opportunity to rectify, Sino-Top shall have the right to terminate this contract.

19.2

If this contract is terminated, the performance bond of US$100,000 deposited with Akerman Senterfitt shall be returned to SSC with the following exception: If all conditions under Article 4 of this contract have been fulfilled but SSC does not perform its obligations and Sino-Top terminates this contract, the performance bond of US$100,000 deposited with Akerman Senterfitt shall be paid to Sino-Top.

19.3

Upon reasonable request from the other party, each party shall from time to time sign supplementary documents or take measures to confirm, perfect and implement the principles and objectives of this contract.

19.4

This contract shall constitute the complete agreement between all parties and shall supersede all prior representations, warrants and understandings with respect to such subject matters as in this contract.

19.5	This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

19.6	This contract shall be signed by all parties and submitted to the approving authorities of the Chinese government and shall come into effect on the date of approval.

In witness whereof, the parties hereto have caused this Contract to be duly executed and delivered as of the date first above written.

Signed by
Sino Silver Corp.

/s/ Martin T. Scarier
Martin T. Scarier on behalf of Ian Park, Chairman

Sanhe Sino-Top Resources & Technologies, Ltd. (Corporate seal)

/s/ Duan Huanchun
Duan Huanchun, Chairman

Related Parties:
Huaguan Science & Technology Industrial Park, Ltd. (Corporate seal)

/s/ Duan Huanchun
Duan Huanchun, Chairman

Exploration Unit of North China Geological Exploration Bureau (Seal)

/s/ Duan Huanchun
Duan Huanchun, Chairman

Beijing Asikelai Bioengineering, Ltd. (Corporate seal)

/s/ Wang Bingyan
Wang Bingyan, Chairman

Sino-Top shareholders:

/s/ Zhou Lin, /s/ Duan Huanchun, /s/ Shi Zhongmei, /s/ Zhang Hongliang, /s/ Yang Wen, /s/ Yang Guofu
Zhou Lin, Duan Huanchun, Shi Zhongmei, Zhang Hongliang, Yang Wen, Yang Guofu

Schedule “A” Properties

1	AOBAOTUGOUNAO
2	SHIDIDONGGOU
3	LIANGDI
4	ZHUANXINHU

Schedule “B” Properties

1	ERBAHUO
2	SAIHANAOBAO
3	DADI
4	LAOPANDAOBEIHOU
5	SHANGHEXI
6	YANLINZIBEISHAN
7	WUTAOHAI

Appendix 5.3 (a)
Properties

1.DADI

Right Owner Huaguan Science and Technology Industrial Park Ltd. of Hebei Province
Exploring Agency Exploration Unit of North China Geological Exploration Bureau
Coordinate Longitude 117º36’15’’--117º38’45’’ East and Latitude 43º21’00’’---43º23’00’’
License No. 1500000410892
Area 12.48km2
Location Reshui Town, Keshiketeng Country, Chifeng, Inner Mongolia

2. LAOPANDAOBEIHOU

Right Owner Huaguan Science and Technology Industrial Park Ltd. of Hebei Province
Exploring Agency Exploration Unit of North China Geological Exploration Bureau
Coordinate Longitude 117º45’30’’--117º50’30’’ East and Latitude 43º31’00’’---43º37’00’’
License No. 1500000410877
Area 44.79km2
Location Xidi Town, Keshiketeng Country, Chifeng, Inner Mongolia

3. YUANLINZIBEISHAN

Right Owner Huaguan Science and Technology Park Co. Ltd. of Hebei Province
Exploring Agency Exploration Unit of North China Geological Exploration Bureau
Coordinate Longitude 117º22’30’’--117º30’00’’ East and Latitude 43º48’15’’---43º51’00’’
License No. 1500000410959
Area 51.10km2
Location Tongxing Town, Keshiketeng Country, Chifeng, Inner Mongolia

4. SAIHANAOBAO

Right Owner Exploration Unit of North China Geological Exploration Bureau
Exploring Agency Exploration Unit of North China Geological Exploration Bureau
Coordinate Longitude 117º40’30’’--117º45’30’’ East and Latitude 43º20’00’’---43º26’30’’
License No. 1500000410891
Area 89.23km2
Location Reshui Town, Keshiketeng Country, Chifeng, Inner Mongolia

5. SHANGHEXI

Right Owner Beijing Asikelai Bio-Engineering Ltd.
Exploring Agency Exploration Unit of North China Geological Exploration Bureau
Coordinate Longitude 117º52’30’’--117º54’00’’ East and Latitude 43º26’45’’---43º28’30’’
License No. 1500000410963
Area 6.54km2
Location Yuzhoudi Town, Keshiketeng Country, Chifeng, Inner Mongolia

6. WUTAOHAI

Right Owner Beijing Asikelai Bio-Engineering Ltd.
Exploring Agency Exploration Unit of North China Geological Exploration Bureau
Coordinate Longitude 117º10’00’’--117º18’45’’ East and Latitude 44º04’00’’---43º06’00’’
License No. 1500000410972
Area 43.18km2
Location Baiyinchagan Town, Keshiketeng Country, Chifeng, Inner Mongolia

7. ERBAHUO

Right Owner Exploration Unit of North China Geological
Exploration Bureau License No. 1500000410892
Area 1.2km2
Location Maoshandong Town, Wengniute Country, Chifeng, Inner Mongolia

Appendix 6.2 (vi)
Sino-Top Shareholders

1	Zhou Lin, Chinese citizen, ID No. 132821196411020529, holds 78% of Sino-Top
2	Duan Huanchun, Chinese citizen, ID No. 131082196612010819, holds 12% of Sino-Top
3	Shi Zhongmei, Chinese citizen, ID No. 132821196410270526, holds 4% of Sino-Top
4	Zhang Hongliang, Chinese citizen, ID No. 132821560916053, holds 2% of Sino-Top
5	Yang Wen, Chinese citizen, ID No. 132821581225051, holds 2% of Sino-Top
6	Yang Guofu, Chinese citizen, ID No. 132821370427051, holds 2% of Sino-Top

Appendix 6.2 (vii)
Application Procedures for the JV

1 Approval by Hebei provincial Department of Commerce for JV Contract, Articles of Association and other relevant documents. A certificate of the joint venture company shall be issued after permitted.

2 With the permitting documents, apply for JV name registration and business license from department of industrial and commercial administration.

3 With the JV name registration notice and relevant approval documents from department of commerce, apply for foreign exchange account permit from Hebei Provincial Foreign Exchange Administration.

4 Pay the first capital contribution into foreign exchange account, organize capital verification and officially register the Joint Venture Company through Industrial and Commercial Administration.

5 Apply for Taxation Certificate and Custom Certificate, with relevant licenses, certificates and documents.

Appendix 6.2 (xi)
Leasing

The JV leases a total office area of 410 square meters from Exploration Unit of North China Geological Exploration Bureau at a price of 150 RMB per square meter per year (excluding water, heating and electricity charges). The term of lease is from January 1, 2003 to December 31, 2007. The location is the office building on the right front of the compound of Exploration Unit of North China Geological Exploration Bureau.

Appendix 6.2 (xiv)
Contracts of the JV

Signing date	Name	Contracting party	Remarks
Sep 30, 2003	Cooperation Agreement of Exploration Right	North China Geological Prospecting Bureau General Exploration Agency
Sep 30, 2003	Cooperation Agreement of Exploration Right	Beijing Asikelai Bio- Engineering Ltd.
Oct 17, 2003	Cooperation Agreement	Inner Mongolia Xingye Mineral Ltd	Terminated
Oct 28, 2003	Cooperation Agreement of Exploration Right	Hebei Huaguan Science and Technology Park Ltd.
June 8, 2004	Dazuozishan Exploration Right transfer Agreement	Zhou Yaozhen
June 8, 2004	Naizishan Exploration Right Transfer Agreement	Zhou yaozhen
June 10, 2004	Geological Drilling Agreement	Chifeng Songnan Geological Exploration Co.	Terminated on July 6, 2004
Jan 26, 2004	Xiaoluojiagou Exploration Right Transfer Agreement	Feng Jun
Sep 10, 2004	Mining Right Registration Cooperation Agreement	Li Zhenjiang
Sep 10, 2004	Paoshouyingzi Exploration Right Transfer Agreement	Li Zhenjiang
Oct 20, 2004	Naizishan, Dazuozishan Paoshouyingzi Geophysics Work Agreement	Gao Xuedong
Nov 29, 2004	Mining Rights Ownership Confirmation Letter	North China Geological Prospecting Bureau General Exploration Agency, Hebei Hua Guan Science and Technology Park Ltd,. Beijing Asikelai Bio-Engineering Ltd
Dec 6, 2004	Dazuozishan and Naizishan Exploration right transfer agreement	Jiang Wencheng

Appendix 6.2 (xvi)
Rights and Interests

1.AOBAOTUGOUNAO

Right Owner Sanhe Sino-Top Resource and Technology Ltd.

Exploring Agency North China Geological Prospecting Bureau General Exploration Agency

Coordinate Longitude 117º33’00’’--117º38’00’’ East and Latitude 42º47’00’’---43º00’00’’

License No. 1500000410064

Area 37.18km2

Location Gaoyingzi, Muxiduoxiang Town, Keshiketeng Country, Chifeng, Inner Mongolia

2. SHIDIDONGGOU

Right Owner Sanhe Sino-Top Resource and Technology Ltd.

Exploring Agency North China Geological Prospecting Bureau General Exploration Agency

Coordinate Longitude 117º32’15’’--117º35’00’’ East and Latitude 43º30’00’’---43º32’00’’

License No. 1500000410158

Area 3.78km2

Location Hongguan Town, Keshiketeng Country, Chifeng, Inner Mongolia

3. ZHUANXINHU

Right Owner Sanhe Sino-Top Resource and Technology Ltd.

Exploring Agency North China Geological Prospecting Bureau General Exploration Agency

Coordinate Longitude 117º13’00’’--117º15’00’’ East and Latitude 43º19’00’’---43º23’00’’

License No. 1500000410137

Area 19.98km2

Location Guandi Town, Keshiketeng Country, Chifeng, Inner Mongolia

4. LIANGDI

Right Owner Sanhe Sino-Top Resource and Technology Ltd.

Exploring Agency North China Geological Prospecting Bureau General Exploration Agency

Coordinate Longitude 117º45’30’’--117º50’30’’ East and Latitude 43º22’30’’---43º25’15’’

License No. 1500000410876

Area 34.31km2

Location Xindi Town, Keshiketeng Country, Chifeng, Inner Mongolia

Appendix 7.1
Board Members

Ian Park,	passport No BC201990
Duan Huanchun,	ID No. 131082196612010819
Chen Xiangping,	ID No. 131082730725079
Xu Rongxin,	ID No. 110101195112015312
Jiao Wensheng,	ID No. 370823197005141114

Appendix 7.2
Management Team

General Manager: Chen Xiangping, ID No. 131082730725079
Deputy General Manager: Guo Yueqiang, ID No. 131082741208077

Amendments to the Joint Venture Contract of Sanhe Sino-Top Resources & Technologies, Ltd.

In accordance with the Equity Transfer Agreement signed between the current shareholders of Sanhe Sino-Top Resources & Technologies, Ltd. and Silver Dragon Resources Inc. on March 16, 2006 and the Detailed Rules for Implementing the Chinese-Foreign Equity Joint Venture Law of P.R. China, and other Chinese laws and regulations, based on the principles of equality and mutual benefits, and after friendly discussions, all the parties have reached the following agreements on the amendments to the Joint Venture Contract:

I. The first and second paragraphs of the contract shall be amended as follows:

This Joint Venture Contract (hereinafter “this contract) is executed by the following parties on March 16, 2006.

(a) Silver Dragon Resources Inc., a corporation incorporated under the laws of the State of Delaware (“SDRI”).

(b) The Chinese shareholders of Sino-Top, hereafter “Sino-Top shareholders”.

In accordance with the Chinese-Foreign Equity Joint Venture Law of P.R. China, and other Chinese laws and regulations, based on the principles of equality and mutual benefits, and after friendly discussions, and considering the commitments and conditions in the Joint Venture Contract signed between Sino Silver Corp (SSC) and Sino-Top in January 2005, all the parties have agreed that SDRI will replace SSC for its equity interest (60%) in Sanhe Sino-Top Resources & Technologies, Ltd. and hereby reached this contract.

II. “SSC” is changed into “SDRI” in all the places of the original contract.

III. Item (a) of Clause 1.1 of “Article I Parties to this Contract” of the original contract shall be amended as follows:

(a) Silver Dragon Resources Inc.

Address:

1121 Steeles Avenue West
Suite 803 Toronto, Ontario, Canada

Postal code: M2R3W7
Legal representative: Marc M. Hazout
Position: President
Nationality: Canadian

IV. Item (b) of Clause 1.1 of “Article I Parties to this Contract” of the original contract shall be deleted, and item (c) is amended to item (b).

V. Item (a) of Clause 2.1 of “Establishment of the Joint Venture” of the original contract shall be deleted, and the original numbers of 2.2, 2.3 and 2.4 shall be amended to 2.1, 2.2 and 2.3.

VI. Item (b) of Clause 4.2 of “Article 4 The Register Capital and Total Investment of the Company” of the original contract shall be amended as follows:

(b) Whereas SSC has invested US$500,000 in accordance with the original contract, therefore SDRI will make a further cash investment of US$500,000 in the company.

VII. Clause 4.3 of “Article 4 The Register Capital and Total Investment of the Company” of the original contract shall be amended as follows:

SDRI shall invest in the company as follows:

(a) Investing US$250,000 before March 30, 2006 in accordance with the original contract, (b) Investing US$250,000 before March 30, 2007.

VIII. Clause 4.5 of “Article 4 The Register Capital and Total Investment of the Company” of the original contract shall be deleted, and the number of 4.6 shall be amended to 4.5.

IX. Items (a) and (f) of Clause 6.1 of “Article 6 Representations and Warrants” the original contract shall be amended as follows:

(a) SDRI was incorporated in accordance with the laws of Ontario, Canada, and is in good standing;

(f) SDRI has fulfilled the company reporting obligations to the Securities and Exchange Commission of Canada and all its reports are accurate, objective, and non-misleading.

X. Items (f), (g) and (k) of Clause 6.2 of “Article 6 Representations and Warrants” the original contract shall be deleted. In item (l), “shareholders or board resolutions consenting to setting up the joint venture with SSC through capital increase” shall be amended to “board resolutions consenting to SSC transferring its equity interests in the company to SDRI”. The numbers of (h), (i), (j), (l), (m) and (n) shall be amended to (f), (g), (h), (i), (j) and (k), respectively.

XI. Clause 7.10 of “Article 7 Board of Directors” the original contract shall be deleted.

XII. In Clause 10.1 of “Article 10 Additional Capital Contributions” the original contract, the sentence “Notwithstanding any provision in this Contract to the contrary, before the seven mineral properties listed in the annex B are transferred to the company in accordance with this Contact” shall be amended to ““Notwithstanding any provision in this Contract to the contrary, before the five mineral properties listed in the annex B are transferred to the company in accordance with this Contact”.

XIII. Clause 12.1 of “Article 12 Duration of the Joint Venture” the original contract shall be amended as follows:

12.1 The JV term shall be until March 24, 2023 unless it is dissolved in accordance with this contract or articles of association.

XIV. In Clause 18.1 of “Article 18 Notification”, the addresses are amended as follows:

If to Sino-Top:
Sanhe Sino-Top Resources and Technologies, LTD.
North Jingha Road 45, Yanjiao Economic Development Zone,
Sanhe City Hebei Province, 065201, P.R. China
Attn: Mr. Liang Limin
Fax: 86-10-61597354

If to SDRI:
Silver Dragon Resources Inc.
Address:

1121 Steeles Avenue West
Suite 803 Toronto, Ontario, Canada
Postal code: M2R3W7
Legal representative: Marc M. Hazout
Position: President
Nationality: Canadian

XV. Clause 19.2 of “Article 19 Other matters” the original contract shall be deleted, and the numbers of 19.3, 19.4, 19.5 and 19.6 shall be amended to 19.2, 19.3, 19.4 and 19.5, respectively.

Attachment: Appendixes B, 5.3(a), 7.1 and 7.2 of the original contract shall be amended in accordance with the current situation of the company. Other appendixes remain effective.

Parties to the contract:

Silver Dragon Resources Inc.

By: /s/ Marc Hazout
Marc Hazout, President

Sino-Top Shareholders

Zhou Lin (Signature): /s/ Zhou Lin

Duan Huanchun (Signature): /s/ Duan Huanchun

Shi Zhongmei (Signature): /s/ Shi Zhongmei

Zhang Hongliang (Signature): /s/ Zhang Hongliang

Yang Wen (Signature): /s/ Yang Wen

Yang Guofu (Signature): /s/ Yang Guofu

Agreement on Amendment to the Joint Venture Contract of Sanhe Sino-Top Resources & Technologies, Ltd.

In accordance with the Share Transfer Agreement dated October 19, 2006 by and among the original Chinese shareholders, Duan Huanchun, and Yang Guofu and Zhou Lin, the meeting minutes of the meeting of Board of Directors approved on October 31, 2006 and the Law of the PRC on Chinese-Foreign Cooperative Joint Ventures and the Detailed Rules of Implementation of the Law of the PRC on Chinese-Foreign Cooperative Joint Ventures and other relevant laws and regulations, in the principles of equality and reciprocity and through amicable negotiations, the Chinese shareholders and the foreign shareholder--Silver Dragon Resources Inc. of Sanhe Sino-Top Resources & Technologies, Ltd. hereby amend the original Equity Joint Venture Contract into Cooperative Joint Venture Contract, and agree as follows:

The words “Equity Joint Venture” that appeared throughout the Contract shall all be modified into “Cooperative Joint Venture”.

The first and second paragraphs of “Chapter One General Principles” in the Contract shall be modified and replaced by the following:

This Cooperative Joint Venture Contract (the “Contract”) is executed by and between the following parties on October 31, 2006: Chinese Party (Party A): existing shareholders of Sino-Top (“Sino-Top Shareholders”) Foreign Party (Party B): Silver Dragon Inc., a company formed and registered under the laws of Delaware, United States of America (“SDRI”)

In accordance with the Law of the PRC on Chinese-Foreign Cooperative Joint Ventures and other relevant laws and regulations, and the Share Transfer Agreement dated October 19, 2006 by and among the original Chinese shareholders, Duan Huanchun, and Yang Guofu and Zhou Lin and the meeting minutes of the meeting of Board of Directors approved on October 31, 2006, in the principles of equality and reciprocity and through amicable negotiations, the Parties hereby enter into and make this Contract:

3. The content of Article 1 in the original contract shall be modified and replaced by the following:

Party A: Sino-Top Shareholders

Zhou Lin	Citizen of the People’sRepublic of China	of	Identity Card 132821196411020529	No.:
Shi Zhongmei	Citizen of the People’sRepublic of China	of	Identity Card 132821196410270526	No.:
Zhang Hongliang	Citizen of the People’sRepublic of China	of	Identity Card 132821560916053	No.:

Yang Wen	Citizen of the People’sRepublic of China	of	Identity Card 132821195812150514	No.:
Yang Guofu	Citizen of the People’s Republic of China	of	Identity Card 132821370427051	No.:

Party B: Silver Dragon Resources Inc.
Address: 1121 Steeles Avenue West, Suite 803
Toronto, Ontario, Canada
Postal Code: M2R 3W7
Legal Representative: Marc M. Hazout
Position: President
Nationality: Canadian

4. The Article 4.1 of “Article 4 Registered Capital and Total Investment” in the original contract shall be modified and replaced by the following:

4.1 The CJV’s registered capital shall be USD 5,120,000 and the total investment shall be USD 5,120,000.

5. The Sub-Article (b) under Article 4.1 of “Article 4 Registered Capital and Total Investment” in the original contract shall be modified and replaced by the following:

(b) Silver Dragon Resources Inc. contributes an aggregate amount of USD 5,000,000 to the CJV in USD cash

The Article 4.3 of “Article 4 Registered Capital and Total Investment” in the original contract shall be modified and replaced by the following:

Silver Dragon Resources Inc. shall invest in the CJV in pursuant to the method as prescribed below:

American party has made payment of its subscribed capital contribution of USD 1,000,000, and Silver Dragon Resources Inc. will additionally pay the remaining capital contribution of USD 4,000,000. The timeframe for payment of the remaining capital contribution as agreed by the Parties shall be as follows:

Upon the issuance of the new business license, no less than 20% of the capital to be increased shall be contributed to the registered capital, and the remaining shall be paid within two years thereafter.

The Article 4.4 of “Article 4 Registered Capital and Total Investment” in the original contract shall be modified and replaced by the following:

8. The heading of “Article 9 Management of Equity Interests” in the orginal contract shall be modified into “Article 9 Profit Distribution”, and Article

9.1 and 9.2 thereof shall be modified and replaced by the following:

9.1 The after-tax profits of the CJV shall be allocated and distributed in the following order of priority:

(a) a portion of such profits shall be allocated to the Reserve Fund, Staff and Worker’s Bonus and welfare Fund and Enterprise Expansion Fund;

(b) the remaining profits shall be, in accordance with the resolution of Board of Directors, distributed to Party A and Party B respectively in proportion of 10% and 90%, and the distribution among Party A (Sino-Top shareholders) shall be based on their respective capital contribution, as set out below:

9. The Article 10.1 of “Article 10 Additional Capital Contribution” in the original contract shall be modified and replaced by the following:

10.1 Neither Party shall have the obligation to pay additional capital contribution to the CJV. If Board of Directors deems it necessary, appropriate and viable, each Party may but is not obliged to pay additional capital contribution to the CJV in accordance with the timing and amount as decided by Board of Directors. The Parties shall re-determine the profit distribution proportion before either of the Parties makes additional capital contribution.

Article 11.5 of “Article 11 Finance and Accounting” in the original contract shall be modified and replaced by the following:

The shareholding of the Parties in the CJV shall be as follows: 11.5 Party B may request recouping its investment first and leave the liquidated assets to its Party A upon termination of the cooperative JV in accordance with PRC law.

Party A: 10% Party B: 90% The shareholding of each member of Party A shall be as follows:

Zhou Lin	8.8%
Shi Zhongmei	0.4%
Yang Guofu	0.4%
Zhang Hongliang	0.2%
Yang Wen	0.2%

Zhou Lin	8.8%
Shi Zhongmei	0.4%
Yang Guofu	0.4%
Zhang Hongliang	0.2%
Yang Wen	0.2%

11. The Article 13.1 of “Article 13 Dissolution of Company” in the original contract shall be modified and replaced by the following:

13.1	Upon approval of SDRI and Sino-Top Shareholders, the Company may dissolve in accordance with the Law of the PRC on Chinese-Foreign Cooperative Joint Ventures and other relevant laws and regulations.

12. The Sub-Article (c) under Article 13.2 of “Article 13 Dissolution of Company” in the original contract shall be modified and replaced by the following:

(c)

the remainder shall be, respectively, distributed to Party A and Party B in proportion of 10% and 90%, and the distribution among Party A (Sino-Top shareholders) shall be based on their respective capital contribution, as set out below:

Zhou Lin	8.8%
Shi Zhongmei	0.4%
Yang Guofu	0.4%
Zhang Hongliang	0.2%
Yang Wen	0.2%

Attachment: Appendix 7.1 of the original contract shall be amended in accordance with the current situation of the company. Other appendixes remain effective.

(The next page is the signature page.)

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement.

Silver Dragon Resources Inc.

By: /s/ Marc Hazout
Marc Hazout, President

Huaguan Shareholders

Zhou Lin (signature): /s/ Zhou Lin

Shi Zhongmei (signature): /s/ Shi Zhongmei

Zhang Hongliang (signature): /s/ Zhang Hongliang

Yang Wen (signature): /s/ Yang Wen

Yang Guofu (signature): /s/ Yang Guofu

Agreement on Amendment to the Joint Venture Contract
of Sanhe Sino-Top Resources & Technologies, Ltd.

In accordance with the Equity Transfer Agreement dated July 4, 2008 by and between Silver Dragon Resources Inc. and Zhou Lin, the meeting minutes of the meeting of Board of Directors approved on July 4, 2008 and the Law of the PRC on Chinese-Foreign Cooperative Joint Ventures and the Detailed Rules of Implementation of the Law of the PRC on Chinese-Foreign Cooperative Joint Ventures and other relevant laws and regulations, in the principles of equality and reciprocity and through amicable negotiations, the Chinese shareholders and the foreign shareholder--Silver Dragon Resources Inc. of Sanhe Sino-Top Resources & Technologies, Ltd. hereby agree as follows:

1.	The second paragraph of “Chapter One General Principles” in the Contract shall be modified and replaced by the following:

In accordance with the Law of the PRC on Chinese-Foreign Cooperative Joint Ventures and other relevant laws and regulations, and the Equity Transfer Agreement dated July 4, 2008 by and between Silver Dragon Resources Inc. and Zhou Lin and the meeting minutes of the meeting of Board of Directors approved on July 4, 2008, in the principles of equality and reciprocity and through amicable negotiations, the Parties hereby enter into and make this Contract:

2.	The Article 4.3 of “Article 4 Registered Capital and Total Investment” in the original contract shall be modified and replaced by the following:

Party B has made payment of its subscribed capital contribution of USD 3,272,690 and the remaining capital contribution (the “Remaining Contribution”) is USD 1,727,310.

The Remaining Contribution shall be made by Party B and Zhou Lin as follows:

(a) Party B contributes USD 1,000,000 of the Remaining Contribution prior to July 30, 2009;

(b) In respect to the rest of the Remaining Contribution (USD 727,310), Party B contributes USD 323,250 prior to July 30, 2009 and Zhou Lin contributes USD 404,060 prior to July 30, 2009.

3.	The Article 4.4 of “Article 4 Registered Capital and Total Investment” in the original contract shall be modified and replaced by the following:

The shareholding of the Parties in the CJV shall be as follows:

Party A: 60%

Party B: 40%

The shareholding of each member of Party A shall be as follows:

Zhou Lin	58.8%
Shi Zhongmei	0.4%
Yang Guofu	0.4%
Zhang Hongliang	0.2%
Yang Wen	0.2%

4.	The Article 7.1 of “Article 7 Board of Directors” in the original contract shall be modified and replaced by the following:

The board of directors is composed of 5 directors, of which 3 shall be appointed by major shareholders of Sino-Top (its definition follows), 2 by SDRI. The name list of directors is in Appendix 7.1. In the event a member appointed by a party resigns, or is removed by the party that appointed him, such party shall designate his successor. The term of office for the directors is three years in principle; a director can only be removed by the appointing party. During the term of office, unless in cases of resignation, misfeasance, malfeasance, or other misconduct that prevents the director to perform, any change of the directors appointed by SDRI or the major shareholders of Sino-Top shall be made with prior consent from the other party. All parties to this Contract shall vote about their shareholders’ rights by ballots, in written form or other forms that are stipulated by laws and regulations or this Contract.

5.	The Sub-Article (b) under Article 9.1 of “Article 9 Profit Distribution” in the original contract shall be modified and replaced by the following:

(b)

the remaining profits shall be, in accordance with the resolution of Board of Directors, distributed to Party A and Party B respectively in proportion of 60% and 40%, and the distribution among Party A (Sino-Top shareholders) shall be as follows:

Zhou Lin	58.8%
Shi Zhongmei	0.4%
Yang Guofu	0.4%
Zhang Hongliang	0.2%
Yang Wen	0.2%

6.	The Sub-Article (c) under Article 13.2 of “Article 13 Dissolution of Company” in the original contract shall be modified and replaced by the following:

	(c)	the remainder shall be, respectively, distributed to Party A and Party B in proportion of 60% and 40%, and the distribution among Party A (Sino-Top shareholders) shall be as follows:

Zhou Lin	58.8%
Shi Zhongmei	0.4%
Yang Guofu	0.4%
Zhang Hongliang	0.2%
Yang Wen	0.2%

Attachment: Appendix 7.1 of the original contract shall be amended in accordance with the current situation of the company. Other appendixes remain effective.

(The next page is the signature page.)

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement.

Silver Dragon Resources Inc.

By: /s/ Marc Hazout
Marc Hazout, President

Sino-Top Shareholders

Zhou Lin (Signature): /s/ Zhou Lin

Shi Zhongmei (Signature): /s/ Shi Zhongmei

Zhang Hongliang (Signature): /s/ Zhang Hongliang

Yang Wen (Signature): /s/ Yang Wen

Yang Guofu (Signature): /s/ Yang Guofu

Execution Date: July 4, 2008

Agreement
on
Amendment to the Cooperation Contract of Sanhe
Sino-Top Resources & Technologies, Ltd.

Under the Law of the People's Republic of China on Sino-Foreign Cooperative Joint Ventures, the Rules on the Implementation of the Law of the People's Republic of China on Sino-Foreign Cooperative Joint Ventures, as currently in effect, and other PRC laws and regulations, in the principles of equality and reciprocity and upon amicable consultation, the Chinese shareholders of Sanhe Sino-Top Resources & Technologies, Ltd. and Silver Dragon Resources Inc., a U.S. company, enter into the following terms and conditions of this Agreement on Amendment in accordance with the Equity Transfer Agreement dated July 4, 2008 between Zhou Lin and Beijing Shengda Zhenxing Industrial Co., Ltd. and the Board meeting minutes dated March 25, 2009:

I.	Paragraph I and II of the original contract shall be amended into the following:

This Cooperation Contract (hereinafter referred to as this “Contract”) is made on March 25, 2009 by the following parties:

Chinese Party (Party A): the original Sino-Top shareholders and Beijing Shengda Zhenxing Industrial Co., Ltd.

Foreign Party (Party B): Silver Dragon Resources Inc., a company incorporated and registered under the laws of Delaware, United States (referred to as “SDRI”)

Pursuant to the Law of the People's Republic of China on Sino-Foreign Cooperative Joint Ventures and other relevant PRC laws and regulations, in the principles of equality and mutual benefit and upon friendly consultation, this Contract is made by and between the Parties in accordance with the Equity Transfer Agreement dated July 4, 2008 between Zhou Lin and Beijing Shengda Zhenxing Industrial Co., Ltd. and the Board meeting minutes dated March 25, 2009.

II.	“Party A” as referred to among the “Parties to this Contract” in the original Contract shall be changed into:

Party A: the Chinese shareholders

Beijing Shengda Zhenxing Industrial Co., Ltd.

Address: No. 158, South Fangzhuang, Fengtai District, Beijing

Postal Code: 100079

Legal Representative: Zhao Mantang

Zhou Lin, PRC citizen, ID No.:32821196411020529

Shi Zhongmei, PRC citizen, ID No.:132821196410270526

Zhang Hongliang, PRC citizen, ID No.:132821560916053

Yang Wen, PRC citizen, ID No.:132821195812150514

Yang Guofu, PRC citizen, ID No.:132821370427051

III.	Clause 4.4 under “ARTICLE IV Registered Capital and Total Investment of the CJV” shall be amended as follows:

The shareholding of the two Parties in the CJV shall be as follows:

Party A: 60%

Party B: 40%

The respective shareholding percentage of the shareholders collectively as Party A is indicated below:

Beijing Shengda Zhenxing Industrial Co., Ltd.	52%
Zhou Lin	6.8%
Shi Zhongmei	0.4%
Yang Guofu	0.4%
Zhang Hongliang	0.2%
Yang Wen	0.2%

IV.	Clause 7.1 under “ARTICLE VII Board of Directors” of the original Contract shall be amended as follows:

The Board of Directors, which is the execution authority of the CJV, consists of five (5) members. As agreed by the Parties to this Articles of Association, two (2) members of the Board of Directors shall be appointed by Beijing Shengda Zhenxing Industrial Co., Ltd., other two (2) directors appointed by SDRI and the remaining one (1) director appointed by natural person shareholders (See Appendix 7.1 for the list of members of the Board of Directors). If a director appointed by one Party resigns or is removed, the appointing Party may nominate another candidate for directorship to serve as a director. The term of office of a director shall be, in principle, three (3) years and a director shall be dismissed and replaced only by the appointing Party. During the term of office of a director, except where the director resigns or commits material violation of law or gross misconduct or other breach of duty, SDRI and the Chinese shareholders shall consult with each other if either Party replaces the director it has originally appointed. The Parties to this Contract shall resolve on their respective shareholder interest by voting or in writing or otherwise as agreed by law or in this Contract.

V.	Clause 9.1(b) under “ARTICLE IX Distribution of Profits” of the original Contract shall be changed into:

(b) The remaining profits shall be distributed as per the Board resolution as 60% for Party A and 40% for Party B. The distribution among Party A (Sino-Top shareholders) shall be performed pursuant to the following ratios:

Beijing Shengda Zhenxing Industrial Co., Ltd.	52%
Zhou Lin	6.8%
Shi Zhongmei	0.4%
Yang Guofu	0.4%
Zhang Hongliang	0.2%
Yang Wen	0.2%

VI.	Clause 13.2(c) under “ARTICLE 13 Dissolution of the CJV” of the original Contract shall be modified and replaced by the following:

(C) Thirdly, the remainder shall be distributed to Party A and Party B in the proportion of 60% and 40%, respectively,, and the distribution among Party A (the Chinese shareholders) shall be as follows:

Beijing Shengda Zhenxing Industrial Co., Ltd.	52%
Zhou Lin	6.8%
Shi Zhongmei	0.4%
Yang Guofu	0.4%
Zhang Hongliang	0.2%
Yang Wen	0.2%

Enclosed: Appendix 7.1 to the original Contract, which is required to be amended in line with the actual conditions of the CJV. Other appendices thereto shall remain in effect.

(THE PAGE BELOW IS INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the Parties here to have executed and delivered this Agreement.

Silver Dragon Resources Inc.

Signature: /s/ Marc Hazout
Marc Hazout, President

Chinese shareholders:

Beijing Shengda Zhenxing Industrial Co., Ltd.

Legal Representative: /s/ Zhao Mantang

Zhou Lin (signature): /s/ Zhou Lin

Shi Zhongmei (signature): /s/ Shi Zhongmei

Zhang Hongliang (signature): /s/ Zhang Hongliang

Yang Wen (signature): /s/ Yang Wen

Yang Guofu (signature): /s/ Yang Guofu

Date: March 20, 2009

Agreement on Amendment to the Joint Venture Contract
of Sanhe Sino-Top Resources & Technologies, Ltd.

In accordance with the Board Resolution dated July 3, 2009 by and between Silver Dragon Resources Inc. and Chinese shareholders, the meeting minutes of the meeting of Board of Directors and the Law of the PRC on Chinese-Foreign Cooperative Joint Ventures and the Detailed Rules of Implementation of the Law of the PRC on Chinese-Foreign Cooperative Joint Ventures and other relevant laws and regulations, in the principles of equality and reciprocity and through amicable negotiations, the Chinese shareholders and the foreign shareholder--Silver Dragon Resources Inc. of Sanhe Sino-Top Resources & Technologies, Ltd. hereby agree as follows:

I. Clause 4.3 of “Article 4 Registered Capital and Total Investment” in the original contract shall be modified and replaced by the following:

Party B (Silver Dragon Resources Inc.) has made payment of its subscribed capital contribution of USD 3,272,690 and the remaining capital contribution (the “Remaining Contribution”) is USD 1,727,310.

The Remaining Contribution shall be made by Party B and Zhou Lin as follows:

(a) Party B contributes USD 1,323,250 of the Remaining Contribution prior to September 30, 2009;

(b) Zhou Lin contributes USD 404,060 prior to September 30, 2009.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement.

Silver Dragon Resources Inc.

Signature: /s/ Marc Hazout
Marc Hazout, President

Chinese shareholders:

Beijing Shengda Zhenxing Industrial Co., Ltd.

Legal Representative: /s/ Zhao Mantang

Zhou Lin (signature): /s/ Zhou Lin

Shi Zhongmei (signature): /s/ Shi Zhongmei

Zhang Hongliang (signature): /s/ Zhang Hongliang

Yang Wen (signature): /s/ Yang Wen

Yang Guofu (signature): /s/ Yang Guofu

Agreement on Amendment to the Joint Venture Contract
of Sanhe Sino-Top Resources & Technologies, Ltd.

Whereas the former shareholder Mr. Yang Guofu has passed away and his family has requested to inherit his equity interests in the company, and in accordance with the Board Resolution dated December 12, 2009 by and between Silver Dragon Resources Inc. and Chinese shareholders, the meeting minutes of the meeting of Board of Directors and the Law of the PRC on Chinese-Foreign Cooperative Joint Ventures and the Detailed Rules of Implementation of the Law of the PRC on Chinese-Foreign Cooperative Joint Ventures and other relevant laws and regulations, in the principles of equality and reciprocity and through amicable negotiations, the Chinese shareholders and the foreign shareholder--Silver Dragon Resources Inc. of Sanhe Sino-Top Resources & Technologies, Ltd. hereby agree as follows:

I. Paragraph I and II of the original contract shall be amended into the following:

This Cooperation Contract (hereinafter referred to as this “Contract”) is made on December 12, 2009 by the following parties:

Chinese Party (Party A): the original Sino-Top shareholders and Beijing Shengda Zhenxing Industrial Co., Ltd.

Foreign Party (Party B): Silver Dragon Resources Inc., a company incorporated and registered under the laws of Delaware, United States (referred to as “SDRI”)

Pursuant to the Law of the People's Republic of China on Sino-Foreign Cooperative Joint Ventures and other relevant PRC laws and regulations, in the principles of equality and mutual benefit and upon friendly consultation, considering that the former shareholder Mr. Yang Guofu has passed away and that his family has requested to inherit his equity interests in the company, this Contract is made by and between the Parties in accordance the board meeting minutes dated December 12, 2009.

II. “Party A” as referred to among the “Parties to this Contract” in the original Contract shall be changed into:

Party A: the Chinese shareholders
Beijing Shengda Zhenxing Industrial Co., Ltd.
Address: No. 158, South Fangzhuang, Fengtai District, Beijing
Postal Code: 100079
Legal Representative: Zhao Mantang

Zhou Lin, PRC citizen, ID No.:32821196411020529
Shi Zhongmei, PRC citizen, ID No.:132821196410270526
Zhang Hongliang, PRC citizen, ID No.:132821560916053
Yang Wen, PRC citizen, ID No.:132821195812150514
Lei Dingyu, PRC citizen, ID No.:132821194112300521

III. Clause 4.4 under “ARTICLE IV Registered Capital and Total Investment of the CJV” shall be amended as follows:

The shareholding of the two Parties in the CJV shall be as follows:

Party A: 60%

Party B: 40%

The respective shareholding percentage of the shareholders collectively as Party A is indicated below:

Beijing Shengda Zhenxing Industrial Co., Ltd.	52%
Zhou Lin	6.8%
Shi Zhongmei	0.4%
Lei Dingyu	0.4%
Zhang Hongliang	0.2%
Yang Wen	0.2%

IV. Clause 9.1(b) under “ARTICLE IX Distribution of Profits” of the original Contract shall be changed into:

(b) The remaining profits shall be distributed as per the Board resolution as 60% for Party A and 40% for Party B. The distribution among Party A (Sino-Top shareholders) shall be performed pursuant to the following ratios:

Beijing Shengda Zhenxing Industrial Co., Ltd.	52%
Zhou Lin	6.8%
Shi Zhongmei	0.4%
Lei Dingyu	0.4%
Zhang Hongliang	0.2%
Yang Wen	0.2%

V. Clause 13.2(c) under “ARTICLE 13 Dissolution of the CJV” of the original Contract shall be modified and replaced by the following:

(C) Thirdly, the remainder shall be distributed to Party A and Party B in the proportion of 60% and 40%, respectively,, and the distribution among Party A (the Chinese shareholders) shall be as follows:

Beijing Shengda Zhenxing Industrial Co., Ltd.	52%
Zhou Lin	6.8%
Shi Zhongmei	0.4%
Lei Dingyu	0.4%
Zhang Hongliang	0.2%
Yang Wen	0.2%

Enclosed: Appendix 7.1 to the original Contract, which is required to be amended in line with the actual conditions of the CJV. Other appendices thereto shall remain in effect.

(THE PAGE BELOW IS INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the Parties here to have executed and delivered this Agreement.

Silver Dragon Resources Inc.

Signature: /s/ Marc Hazout
Marc Hazout, President

Chinese shareholders:

Beijing Shengda Zhenxing Industrial Co., Ltd.

Legal Representative: /s/ Zhao Mantang

Zhou Lin (signature): /s/ Zhou Lin

Shi Zhongmei (signature): /s/ Shi Zhongmei

Zhang Hongliang (signature): /s/ Zhang Hongliang

Yang Wen (signature): /s/ Yang Wen

Lei Dingyu (signature): /s/ Lei Dingyu

Date: December 12, 2009

Agreement on Amendment to the Cooperation Contract
of Sanhe Sino-Top Resources & Technologies, Ltd.

In view of the promising result of exploration work and the demand for further capital contributions, in accordance with the Law of the PRC on Chinese-Foreign Cooperative Joint Ventures and the Detailed Rules of Implementation of the Law of the PRC on Chinese-Foreign Cooperative Joint Ventures and other relevant laws and regulations, in the principles of equality and reciprocity and through amicable negotiations, the existing Chinese party and American party (Silver Dragon Resources Inc.) to the Sanhe Sino-Top Resources & Technologies, Ltd. hereby enter into this Agreement on Amendment to the Cooperation Contract:

I.	Clause 4.1, 4.2 and Clause 4.3 of Article IV “Registered Capital and Total Contributions” of the original contract shall be amended into the following:

4.1	The registered capital of the company shall be 7,270,000 US Dollars, and the total investment shall be 7,270,000 US Dollars.
4.2	Contributions to registered capital shall be comprised of:
(a) US$524,060 has been contributed by Party A (Chinese Party) in accordance with original contract, the remaining US$1,200,000 shall be made by Beijing Shengda Zhenxing Industrial Co., Ltd.
(b) US$4,595,940 has been contributed by Party B (Silver Dragon Resources Inc.), the remaining US$950,000 shall be made.
4.3	The Remaining Contribution shall be made by Party A and Party B as follows:

(a) Beijing Shengda Zhenxing Industrial Co., Ltd. shall contribute US$240,000 (20%) before the application for the new business license, and the remaining US$960,000 shall be contributed prior to November 30, 2011.

(b) Party B (Silver Dragon Resources Inc.) shall contribute US$190,000 (20%) before the application for the new business license, and the remaining US$760,000 shall be contributed prior to November 30, 2011.

(The next page is the signature page)

IN WITNESS WHEREOF, the Parties here to have executed and delivered this Agreement.

Silver Dragon Resources Inc.

Signature: /s/ Marc Hazout
Marc Hazout, President

Chinese shareholders:

Beijing Shengda Zhenxing Industrial Co., Ltd.

Legal Representative: /s/ Zhao Mantang

Zhou Lin (signature): /s/ Zhou Lin

Shi Zhongmei (signature): /s/ Shi Zhongmei

Zhang Hongliang (signature): /s/ Zhang Hongliang

Yang Wen (signature): /s/ Yang Wen

Lei Dingyu (signature): /s/ Lei Dingyu

Date: September 13, 2011